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January 14, 1998                                                    Exhibit 99.1

                         CONSENT OF DIRECTOR DESIGNEE

        The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "The Merger Agreement-Governance" in the Prospectus, which is part of this Registration Statement on Form S-4 of Lockheed Martin Corporation.


                                                /s/ Kent Kresa
                                                -------------------------------
                                                Kent Kresa